Exhibit 10.6

PROMISSORY NOTE

                    March 21, 2002                                                                                                                                                     $378,161.00

FOR VALUE RECEIVED, Premier Data Services, Inc., a Delaware corporation("Maker"),promises to pay to the order of Sagebrook Technology Partners, L.P. ("Holder"), the  principal sum of THREE HUNDRED AND SEVENTY EIGHT THOUSAND ONE HUNDRED AND SIXTY-ONE DOLLARS ($378,161.00), together with interest there on as calculated below, at the rate herein specified.

1.   Payment Terms.  Maker shall make monthly payments of principal and accrued interest on the unpaid principal balance on the first day of each month commencing April 1, 2003.  Such monthly payments shall be the greater of $5,402.00 or twenty-seven percent (27%) of Maker's EBIT (hereafter defined).  Minimum annual payments made by Maker for each fiscal year of Maker shall total twenty-seven percent (27%) of Maker's EBIT.  In the event that monthly payments do not equal such minimum annual amount, the balance for each calendar year shall be payable on each April 1.  The first annual payment pursuant to this Note shall be made on April 1, 2003.  If Maker's payment of any amount set forth in this section would cause the balance in the cash and cash equivalents accounts on the books of Maker (as such books have historically been maintained) to be less than $200,000 at any time, then the payment made hereunder shall be reduced to the extent necessary to maintain a balance in such accounts of greater than $200,000.  For this purpose, EBIT will be computed using the same amounts for earnings, interest and taxes (not including depreciation and amortization) as are used in computing EBITDA under Maker's Management Incentive Plan referred to below.  EBIT shall further be increased by increases in executive compensation other than any (i) reasonable increases in base compensation as authorized or hereafter approved by the Compensation Committee of the Maker and consistent with past practice, and (ii) any bonus or other incentive payments made to executive personnel other than as provided for in the Maker's existing Management Incentive Plan.  Monthly EBIT will be determined by Maker's internal accounting staff, and annual EBIT shall be determined based on the audited financial statements prepared by Makers' outside accountants.

The Maker has issued, or may hereafter issue, other promissory notes to Jacob Baum and Sagebrook Technology Partners, L.P.  Such notes are referred to herein as the "Other Notes".  In making determinations of eligible EBIT and available cash, it is understood and agreed that the Maker will never pay more than 50% of EBIT as monthly payments nor will it be obligated to make any payments which will reduce its cash to less than $200,000.  Accordingly, payments pursuant to this Note and the Other Notes will be prorated to comply with the foregoing requirements.

2.   Interest.  The unpaid principal balance and accrued but unpaid interest, from time to time outstanding hereunder, shall bear interest from and after the date hereof until maturity at a rate of eight and one-half percent (8 ½  %) per annum, accrued and compounded annually on each December 31.

3.   Manner of Payment.  All amounts due pursuant to this Promissory Note (the "Note") shall be paid in cash or other immediately available funds to Holder at the address set forth below or at such other place as Holder may designate in writing, from time to time, in accordance with the provisions set forth below.

4.   Prepayment.  Maker, without the prior written consent of Holder, may prepay this Note in whole or in part without any prepayment penalty, premium or fee.

5.   Payment in Full.  This Note shall terminate upon payment of the full principal amount outstanding hereunder, together with all interest accrued thereon.

6.   Conversion.  Holder may, at Holder's option, convert all, but not part, of the outstanding balance of this Promissory Note to common stock of the Maker at any time after March 19, 2005.  The conversion ratio shall be determined based on evaluation of Premier stock of $.684817848 per share as adjusted for stock splits, stock dividends, combinations of shares, recapitalizations, reclassifications or other similar events.

7.   Acceleration. Unless the Holder consents in writing, any issuance of stock by the Maker (excluding employee options and other existing rights to purchase or convert) for a price of less than $0.68 per share, making adjustment for any subsequent stock splits, stock dividends, combinations of shares, recapitalizations, reclassifications or other similar events, shall cause this Promissory Note to accelerate and become due and payable in full. In addition, this Promissory Note will accelerate if any new shareholder (or Affiliated group of shareholders) in a single transaction or series of related transactions, hereafter acquires more than 50 percent of the voting control of the Maker.

8.   Default. This Note shall be in default if Maker fails to cure, within fifteen (15) days of receipt of written notice from Holder of default, its failure to make payment of principal or interest due under this Note when the same becomes due and payable. This Note shall also be in default if Maker: (i) shall generally not pay, or shall be unable to pay, its debts as such debts become due; or (ii) shall file, or have filed against it, any proceeding in bankruptcy or any other proceeding under any federal or state statute or rule providing for the relief of debtors, composition of creditors, arrangement, reorganization, receivership, liquidation or any similar event by or against the Maker, that is not dismissed within sixty days after filing. From and after the date of any such default, all principal and interest then due hereunder shall thereafter accrue interest at the rate of twelve percent (12%) per annum. If default shall occur and be continuing and Holder proceeds to enforce or pursue any legal or equitable remedies, Maker agrees to pay all expenses incurred by Holder (including reasonable attorneys' fees) incident to the enforcement of this Note. Maker agrees that Holder may extend the terms for payment or accept partial payment without discharging or releasing Maker from any of its obligations hereunder.

9.   Seniority. This Note will be senior to all debt of the Maker (or its predecessor FuGEN, Inc., a Delaware corporation) except existing debt to the Bank of America and any debt used to refinance such Bank of America debt in whole or in part.

10.   Non-Recourse Guarantee. This Note is collateralized by pledges of Maker's stock by certain stockholders of Maker pursuant to a separate stock collateralization Agreement. Such stockholders have no liability hereunder except to the extent of their obligations to grant pledges of such stock. Any remedies of Holder against such stockholders shall be limited to foreclosure of such stock. The stockholders' obligations are several and not joint.

11.   Security Interest. This Note is further secured by a security interest in all of the assets of the Maker pursuant to a security agreement of even date. The Holder agrees to subordinate its rights pursuant to this security agreement to any institutional loan pursuant to such institutional lender's standard subordination agreement.

12.   Financial Reports. So long as any amount remains outstanding hereunder, the Maker will deliver to the Holder such summary monthly financial statements of Maker as are made available to other lenders or non-management shareholders.

13.   Miscellaneous.

a. Notice. Any and all notices, requests, consents, payments or other communications permitted or required to be given under the terms of this Note will be deemed delivered when delivered personally, mailed with proper postage, or sent by a nationally-recognized overnight courier to the respective party at the following addresses:

Maker:             Premier Data Services, Inc.
2 Inverness Drive East, Suite 100
Englewood, Colorado 80112

Copy to:           James R. Krendl
Krendl Krendl Sachnoff & Way
370 Seventeen Street, Suite 5350
Denver, Colorado 80202

Holder:             Sagebrook Technology Partners, L.P.
3401 Armstrong Ave.
Dallas, Texas 75205

b. Governing Law. This Note is entered into in Denver, Colorado and its validity, construction and performance shall be governed in all respects by the laws of such state.

c. Assignment. This Note is issued pursuant to the Merger Agreement dated as of the date hereof, by and among Maker, Premier Data Services Acquisition, Inc., FuGEN, Inc. and the stockholders of FuGEN, Inc. This Note and the obligations hereunder may not be assigned or transferred to any person or party by Maker without the prior written consent of Holder, which may be withheld in the sole and absolute discretion of Holder. Holder may assign or transfer its rights and obligations to any person or party at any time; provided that any successor party shall have all rights and obligations of Holder hereunder.

d. Waiver. The parties hereto, including Maker and any guarantors, endorsers, successors, and assigns hereby waive demand, presentment, protest and notice of protest, diligence, and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

e. Usury. It is the intention of Maker and Holder to conform strictly to applicable usury laws. Accordingly, no provision of this Note or any agreement entered into in connection with or as security for this Note shall permit Holder to charge, receive, take, or reserve interest in excess of lawful amounts. If any such excess occurs, Holder shall, at its option, apply such excess as a credit against principal or otherwise refund such excess to Maker and the effective rate of interest shall automatically be reduced to the maximum rate allowed by applicable law (including the laws of the state of Colorado and the United States of America).  This paragraph shall govern over all provisions of this Note and any agreement entered into in connection with or as security for this Note.

IN WITNESS WHEREOF, Maker has caused this Note to be duly executed, as of the date first set forth above.

PREMIER DATA SERVICES, INC.

By:  /s/ Richard Souders
       Richard Souders, President & CEO

PROMISSORY NOTE
                        March 21, 2002                                                                                                                                $321,839.00

FOR VALUE RECEIVED, Premier Data Services, Inc., a Delaware corporation ("Maker"), promises to pay to the order of Jacob Baum ("Holder"), the principal sum of THREE HUNDRED AND TWENTYONE THOUSAND EIGHT HUNDRED AND THIRTY-NINE DOLLARS ($321,839.00), together with interest thereon as calculated below, at the rate herein specified.

1. Payment Terms. Maker shall make monthly payments of principal and accrued interest on the unpaid principal balance on the first day of each month commencing April 1, 2003.  Such monthly payments shall be the greater of $4,598.00 or twenty-three percent (23%) of Maker's EBIT (hereafter defined). Minimum annual payments made by Maker for each fiscal year of Maker shall total twenty-three percent (23%) of Maker's EBIT. In the event that monthly payments do not equal such minimum annual amount, the balance for each calendar year shall be payable on each April I. The first annual payment pursuant to this Note shall be made on April I, 2003. If Maker's payment of any amount set forth in this section would cause the balance in the cash and cash equivalents accounts on the books of Maker (as such books have historically been maintained) to be less than $200,000 at any time, then the payment made hereunder shall be reduced to the extent necessary to maintain a balance in such accounts of greater than $200,000. For this purpose, EBIT will be computed using the same amounts for earnings, interest and taxes (not including depreciation and amortization) as are used in computing EBITDA under Maker's Management Incentive Plan referred to below. EBIT shall further be increased by increases in executive compensation other than any (i) reasonable increases in base compensation as authorized or hereafter approved by the Compensation Committee of the Maker and consistent with past practice, and (ii) any bonus or other incentive payments made to executive personnel other than as provided for in the Maker's existing Management Incentive Plan. Monthly EBIT will be determined by Maker's internal accounting staff, and annual EBIT shall be determined based on the audited financial statements prepared by Makers' outside accountants. ) The Maker has issued, or may hereafter issue, other promissory notes to Jacob Baum and Sagebrook Technology Partners, L.P. Such notes are referred to herein as the "Other Notes". In making determinations of eligible EBIT and available cash, it is understood and agreed that the Maker will never pay more than 50% of EBIT as monthly payments nor will it be obligated to make any payments which will reduce its cash to less than $200,000. Accordingly, payments pursuant to this Note and the Other Notes will be prorated to comply with the foregoing requirements.

2. Interest. The unpaid principal balance and accrued but unpaid interest, from time to time outstanding hereunder shall bear interest from and after the date hereof until maturity at a rate of eight and one half percent (82%) per annum, accrued and compounded annually on each December 31.

3. Manner of Payment. All amounts due pursuant to this Promissory Note (the "Note") shall be paid in cash or other immediately available funds to Holder at the address set forth below or at such other place as Holder may designate in writing, from time to time, in accordance with the provisions set forth below.

4.  Prepayment. Maker, without the prior written consent of Holder, may prepay this Note in whole or in part without any prepayment penalty, premium or fee.

5.  Payment in Full. This Note shall terminate upon payment of the full principal amount outstanding hereunder, together with all interest accrued thereon.

6. Conversion. Holder may, at Holder's option, convert all, but not part, of the outstanding balance of this Promissory Note to common stock of the Maker at anytime after March 19, 2005. The conversion ratio shall be determined based on evaluation of Premier stock of $.684817848 per share as adjusted for stock splits, stock dividends, combinations of shares, recapitalizations, reclassifications or other similar events.

7. Acceleration. Unless the Holder consents in writing, any issuance of stock by the Maker (excluding employee options and other existing rights to purchase or convert) for a price of less than $0.68 per share, making adjustment for any subsequent stock splits, stock dividends, combinations of shares, recapitalizations, reclassifications or other similar events, shall cause this Promissory Note to accelerate and become due and payable in full. In addition, this Promissory Note will accelerate if any new shareholder (or affiliated group of shareholders) in a single transaction or series of related transactions, hereafter acquires more than 50 percent of the voting control of the Maker.

8.   Default. This Note shall be in default if Maker fails to cure, within fifteen (15) days of receipt of written notice from Holder of default, its failure to make payment of principal or interest due under this Note when the same becomes due and payable. This Note shall also be in default if Maker: (i) shall generally not pay, or shall be unable to pay, its debts as such debts become due; or (ii) shall file, or have filed against it, any proceeding in bankruptcy or any other proceeding under any federal or state statute or rule providing for the relief of debtors, composition of creditors, arrangement, reorganization, receivership, liquidation or any similar event by or against the Maker, that is not dismissed within sixty days after filing. From and after the date of any such default, all principal and interest then due hereunder shall thereafter accrue interest at the rate of twelve percent (12%) per annum. If default shall occur and be continuing and Holder proceeds to enforce or pursue any legal or equitable remedies, Maker agrees to pay all expenses incurred by Holder (including reasonable attorneys' fees) incident to the enforcement of this Note. Maker agrees that Holder may extend the terms for payment or accept partial payment without discharging or releasing Maker from any of its obligations hereunder.

9.   Seniority. This Note will be senior to all debt of the Maker (or its predecessor FuGEN, Inc., a Delaware corporation) except existing debt to the Bank of America and any debt used to refinance such Bank of America debt in whole or in part.

10.   Non-Recourse Guarantee. This Note is collateralized by pledges of Maker's stock by certain stockholders of Maker pursuant to a separate stock collateralization Agreement. Such stockholders have no liability hereunder except to the extent of their obligations to grant pledges of such stock. Any remedies of Holder against such stockholders shall be limited to foreclosure of such stock. The stockholders' obligations are several and not joint.

11.   Security Interest. This Note is further secured by a security interest in all of the assets of the Maker pursuant to a security agreement of even date. The Holder agrees to subordinate its rights pursuant to this security agreement to any institutional loan pursuant to such institutional lender's standard subordination agreement.

12.   Financial Reports. So long as any amount remains outstanding hereunder, the Maker will deliver to the Holder such summary monthly financial statements of Maker as are made available to other lenders or non-management shareholders.

13.   Miscellaneous.

a. Notice. Any and all notices, requests, consents, payments or other communications permitted or required to be given under the terms of this Note will be deemed delivered when delivered personally, mailed with proper postage, or sent by a nationally-recognized overnight courier to the respective party at the following addresses:

Maker:             Premier Data Services, Inc.
2 Inverness Drive East, Suite 100
Englewood, Colorado 80112

Copy to:           James R. Krendl
Krendl Krendl Sachnoff & Way
370 Seventeen Street, Suite 5350
Denver, Colorado 80202

Holder:             Jacob Baum
3401 Armstrong Ave.
Dallas, Texas 75205

b. Governing Law. This Note is entered into in Denver, Colorado and its validity, construction and performance shall be governed in all respects by the laws of such state.

c. Assignment. This Note is issued pursuant to the Merger Agreement dated as of the date hereof, by and among Maker, Premier Data Services Acquisition, Inc., FuGEN, Inc. and the stockholders of FuGEN, Inc. This Note and the obligations hereunder may not be assigned or transferred to any person or party by Maker without the prior written consent of Holder, which may be withheld in the sole and absolute discretion of Holder. Holder may assign or transfer its rights and obligations to any person or party at any time; provided that any successor party shall have all rights and obligations of Holder hereunder.

d. Waiver. The parties hereto, including Maker and any guarantors, endorsers, successors, and assigns hereby waive demand, presentment, protest and notice of protest, diligence, and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

e. Usury. It is the intention of Maker and Holder to conform strictly to applicable usury laws. Accordingly, no provision of this Note or any agreement entered into in connection with or as security for this Note shall permit Holder to charge, receive, take, or reserve interest in excess of lawful amounts. If any such excess occurs, Holder shall, at its option, apply such excess as a credit against principal or otherwise refund such excess to Maker and the effective rate of interest shall automatically be reduced to the maximum rate allowed by applicable law (including the laws of the state of Colorado and the United States of America).  This paragraph shall govern over all provisions of this Note and any agreement entered into in connection with or as security for this Note

IN WITNESS WHEREOF, Maker has caused this Note to be duly executed, as of the date first set forth above.

PREMIER DATA SERVICES, INC.

By:  /s/ Richard Souders
       Richard Souders, President & CEO

DEBT RESTRUCTURING AGREEMENT

DATED this 29th day of December, 2006

PREMIER DATA SERVICES, INC., a Delaware corporation ("Premier" or the "Company") with JACK BAUM ("Baum") and SAGEBROOK TECHNOLOGY PARTNERS, L.P. ("Sagebrook"), Baum and Sagebrook being sometimes jointly referred to herein as the "Note Holders", agree as follows:

1.           Purpose.  Premier is currently indebted to Baum and Sagebrook pursuant to Promissory Notes dated March 21, 2002 (the "Old Promissory Notes" or, individually, the "Baum Promissory Note" and the "Sagebrook Promissory Note"). The parties wish to cancel the Old Promissory Notes and enter into a revised transaction providing for the conversion of approximately one-half (½) of the outstanding balance of each Old Promissory Note into common stock of the public holding company ("Pubco") that will own Premier (the ''Pubco Common Stock") with the remaining balance to be represented by new promissory notes (the "New Promissory Note") in accordance with the terms of this Agreement and of the New Promissory Notes, copies of which are attached hereto as Exhibit A and Exhibit B. respectively. The parties agree that the New Promissory Notes are intended to partially replace the Old Promissory Notes and to have the same security and other rights provided for with respect to the Old Promissory Notes, except as expressly set forth herein or in the New Promissory Notes.

2.           Pubco Stock. Premier agrees to issue to the Note Holders shares of Pubco Common Stock, valued for this purpose at ONE DOLLAR ($1.00) per share, in partial satisfaction of the Old Promissory Notes. The amount of debt to be satisfied and the number of shares to be issued are as follows:

Stockholder	Debt Satisfied	No. of Shares Issued

Baum	$188,100	188,100

Sagebrook	$220,990	220,990

3.           Issuance of New Notes. Premier further agrees to issue to each of the Note Holders New Promissory Notes in the following amounts:

Stockholder	Amount of New Promissory Note

Baum	$188,099.12
Sagebrook	$220,989.88

4.           Cancellation of Old Promissory Notes. In consideration of the issuance of stock and the cash payments provided for in paragraph nos. 2 and 3 above, the Note Holders agree that they will surrender and cancel the Old Promissory Notes. Except as set forth in paragraph no. 1 above, the Old Promissory Notes will be of no further force or effect upon the execution hereof.

5.           Partial Payments. At the time of issuing the New Promissory Notes and formal approval of the merger consent agreement by the Note Holders, Premier agrees that it will pay to the Note Holders a total of TWENTY FIVE THOUSAND DOLLARS ($25,000.00), which shall be a reduction of the remaining loan principal. Of the $25,000.00 payment, $13,505 shall be paid to Sagebrook and $11,495 to Baum.

6.           Securities Information. The Note Holders agree that both of them are current owners of Premier common stock, that they are fully familiar with the affairs and operations of Premier and Pubco, having reviewed the public filings of Pubco filed in accordance with the Securities Exchange Act of 1934, as amended, and that they have adequate knowledge and sophistication to make a decision to accept Pubco Common Stock as payment for certain debts due to them. The Note Holders agree that all Premier and Pubco securities issued to them will be held by them for investment purposes and not for resale or other distribution. The Note Holders acknowledge, as shareholders of Premier, that they have each approved and consented in writing to the merger transaction (the "Merger") whereby Premier will become the subsidiary of Pubco, and the parties hereto agree that subject and pursuant to the terms of the Registration Rights Agreements attached hereto as Exhibit C and Exhibit D. respectively, Premier shall cause its parent, Pubco, to register the Pubco Common Stock.

7.           Future Conversions. Either of the Note Holders may convert its New Promissory Note in whole, and not in Part to Pubco Common Stock on the terms set forth in the New Promissory Notes, at any time during the term of such New Promissory Notes. Notice of a decision to exercise will be given by written notice to Premier. Premier will then have up to forty-five (45) days in which to issue and deliver stock certificates to cancel the remaining indebtedness (principal and interest). Premier may, in connection with such issuance, require the Note Holders surrender their New Promissory Notes for cancellation and to comply with any legal or contractual obligations then applicable to other shareholders of Premier including, without limitation, execution of investment intent letters or other documents necessary for legal compliance.

8.           Prepayment of New Promissory Notes.  Prior to receipt of conversion notices delivered by the Note Holders pursuant to paragraph no. 7 above, Premier may prepay the New Promissory Notes, in whole or in part, without penalty, premium or fee. In the event of the sale of assets related to Premier's CRM or JIS divisions, Premier will prepay the New Promissory Notes to the extent of the net proceeds from the sale.  In the event of the sale of Premier subsequent to the Merger, Premier agrees to prepay the Promissory Notes in full. A sale of Premier consists of a sale of all or substantially all of the assets of Premier, a sale of all or voting control of all classes, of the outstanding stock of Premier, and any merger or other reorganization of Premier with results to the shareholders substantially similar to a sale of corporate assets or a sale of stock.

9.           General Provisions. The following general provisions apply to this Agreement.

(a) This Agreement is entered into in the City and County of Denver, State of Colorado, and shall be governed in all respects by the laws of such state.

(b) This Agreement is binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. No party shall have any right to assign and of its obligations hereunder except with the prior written consent of the other parties.

(c) This Agreement sets forth the entire agreement of the parties hereto with respect to the subject matter hereof, except to the extent that such intent is more fully set forth in the terms of the New Promissory Notes.

(d) This Agreement may not be modified or amended except in writing subscribed to by all the parties hereto.

[Signature Page Follows]

IN WITNESS WHEREOF, Maker has caused this Note to be duly executed, as of the date first set forth above.

Company:

Premier Data Services, Inc.

By:  /s/ Richard V. Souders
       Richard V. Souders, President and CEO

Baum:

By:  /s/ Jack Baum
       Jack Baum

Sagebrook:

Sagebrook Technology Partners, L.P.

By:          /s/ Jack Baum
Name:     Jacob “Jack” Baum
Title:       G.P.

PROMISSORY NOTE

                    December 31, 2006                                                                                                                                           $188,099.12

FOR VALUE RECEIVED , in accordance of a Debtor Restructuring Agreement of even date (the "Debt Restructuring Agreement"), PREMIER DATA SERVICES, INC., a Delaware corporation ("Maker"), promises to pay to the order of JACOB BAUM ("Holder"), the principal sum of ONE HUNDRED EIGHTY-EIGHT THOUSAND NINETYNINE AND TWELVE/ONE-HUNDREDTHS DOLLARS ($188,099.12), together, with interest thereon as calculated below, at the rate herein specified. This Promissory Note (''Note'') replaces a prior note in accordance with the terms of the Debt Restructuring Agreement, and all security for the prior note continues in effect for this Note.

1.           Payment Terms. Maker shall make monthly payments of principal and accrued Interest on the unpaid principal balance of FOUR THOUSAND FIVE HUNDRED NINETY EIGHT DOLLARS ($ 4,598.00) on the last business day of each month commencing January 31, 2007 (the ''monthly payments").

2.           Interest. The unpaid principal balance and accrued but unpaid interest, from time to time outstanding hereunder shall bear interest from and after the date hereof until maturity at a rate of eight and one-half percent (8 ½ %) per annum, accrued and compounded annually on each December 31 of each year during the term hereof.

3.            Manner of Payment. Except as provided in paragraph 6 below, all amounts due pursuant to this Note shall be paid in cash or other immediately available funds to Holder at the address set forth below or at such other place as Holder may designate in writing, from time to time, in accordance with the provisions set forth below.

4.           Prepayment. At anytime prior to a written notice of conversion of this Note by Holder pursuant to paragraph 6 hereof, Maker, without the consent of Holder, may prepay this Note in whole or in part without any prepayment penalty, premium or fee.

5.           Payment in Full. This Note shall terminate upon payment of the full principal amount outstanding hereunder, together with all interest accrued thereon.

6.           Conversion. Holder may, at Holder's option, upon 45 days written notice, convert all, but not part, of the outstanding balance of this Promissory Note into Pubco Common Stock (as that term is defined in the Debt Restructuring Agreement) at a conversion ratio of ONE DOLLAR ($1.00) per share in accordance with the terms of the Debt Restructuring Agreement.

7.           Default. This Note shall be in default if Maker fails to cure, within sixty (60) days of receipt of written notice from Holder of default, its failure to make payment of principal or interest due under this Note when the same becomes due and payable. In the event of default, the entire remaining principal and accrued interest of the Note shall become immediately due and payable.

8.           Security Interest. This Note is secured by a security interest in all of the assets of the Maker pursuant to a security agreement dated March 18, 2002, which remains in full force and effect. The Holder agrees to subordinate its rights pursuant to this security agreement to any institutional loan pursuant to such institutional lender's standard subordination agreement.

9.           Miscellaneous.

a. Notice.  Any and all notices, requests, consents, payments or other communications permitted or required to be given under the terms of this Note will be deemed delivered when delivered personally, mailed with proper postage, or sent by a nationally-recognized overnight courier to the respective party at the following addresses:

Maker:             Premier Data Services, Inc.
2 Inverness Drive East, Suite 100
Englewood, Colorado 80112

Copy to:           James R. Krendl
Krendl Krendl Sachnoff & Way
370 Seventeen Street, Suite 5350
Denver, Colorado 80202

Holder:             Jacob Baum
3401 Armstrong Ave.
Dallas, Texas 75205

b. Governing Law. This Note is entered into in Denver, Colorado and its validity, construction and performance shall be governed in all respects by the laws of such state.

c. Assignment. This Note is issued pursuant to the Merger Agreement dated as of the date hereof, by and among Maker, Premier Data Services Acquisition, Inc., FuGEN, Inc. and the stockholders of FuGEN, Inc. This Note and the obligations hereunder may not be assigned or transferred to any person or party by Maker without the prior written consent of Holder, which may be withheld in the sole and absolute discretion of Holder. Holder may assign or transfer its rights and obligations to any person or party at any time; provided that any successor party shall have all rights and obligations of Holder hereunder.

d. Waiver. The parties hereto, including Maker and any guarantors, endorsers, successors, and assigns hereby waive demand, presentment, protest and notice of protest, diligence, and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

IN WITNESS WHEREOF, Maker has caused this Note to be duly executed, as of the date first set forth above.

PREMIER DATA SERVICES, INC.

By:  /s/ Richard Souders
       Richard Souders, President & CEO

PROMISSORY NOTE
                    December 31, 2006                                                                                                                                                     $220,989.88

FOR VALUE RECEIVED, in accordance of a Debtor Restructuring Agreement of even date (the "Debt Restructuring Agreement”), PREMIER DATA SERVICES, INC., a Delaware corporation ("Maker"), promises to pay to the order of SAGEBROOK TECHNOLOGY PARTNERS, L.P. ("Holder"), the principal sum of TWO HUNDRED TWENTY THOUSAND NINE HUNDRED EIGHTY-NINE AND EIGHTY-EIGHT/ONEHUNDREDTHS DOLLARS ($220,989.88), together with interest thereon as calculated below, at the rate herein specified. This Promissory Note ("Note") replaces a prior note in accordance with the terms of the Debt Restructuring Agreement, and all security for the prior note continues in effect for this Note.

1.           Payment Terms. Maker shall make monthly payments of principal and accrued interest on the unpaid principal balance of FIVE THOUSAND FOUR HUNDRED AND TWO DOLLARS ($5,402.00) on the last business day of each month commencing January 31, 2007 (the "monthly payments").

2.           Interest. The unpaid principal balance and accrued but unpaid interest, from time to time outstanding hereunder shall bear interest from and after the date hereof until maturity at a rate of eight and one-half percent (8 ½ %) per annum, accrued and compounded annually on each December 31 of each year during the term hereof.

3.            Manner of Payment. Except as provided in paragraph 6 below, all amounts due pursuant to this Note shall be paid in cash or other immediately available funds to Holder at the address set forth below or at such other place as Holder may designate in writing, from time to time, in accordance with the provisions set forth below.

4.           Prepayment. At anytime prior to a written notice of conversion of this Note by Holder pursuant to paragraph 6 hereof, Maker, without the consent of Holder, may prepay this Note in whole or in part without any prepayment penalty, premium or fee.

5.           Payment in Full. This Note shall terminate upon payment of the full principal amount outstanding hereunder, together with all interest accrued thereon.

6.           Conversion. Holder may, at Holder's option, upon 45 days written notice, convert all, but not part, of the outstanding balance of this Promissory Note into Pubco Common Stock (as that term is defined in the Debt Restructuring Agreement) at a conversion ratio of ONE DOLLAR ($1.00) per share in accordance with the terms of the Debt Restructuring Agreement.

7.           Default. This Note shall be in default if Maker fails to cure, within sixty (60) days of receipt of written notice from Holder of default, its failure to make payment of principal or interest due under this Note when the same becomes due and payable. In the event of default, the entire remaining principal and accrued interest of the Note shall become immediately due and payable.

8.           Security Interest. This Note is secured by a security interest in all of the assets of the Maker pursuant to a security agreement dated March 18, 2002, which remains in full force and effect. The Holder agrees to subordinate its rights pursuant to this security agreement to any institutional loan pursuant to such institutional lender's standard subordination agreement.

9.           Miscellaneous.

a. Notice. Any and all notices, requests, consents, payments or other communications permitted or required to be given under the terms of this Note will be deemed delivered when delivered personally, mailed with proper postage, or sent by a nationally-recognized overnight courier to the respective party at the following addresses:

Maker:            Premier Data Services, Inc.
2 Inverness Drive East, Suite 100
Englewood, Colorado 80112

Copy to:           James R. Krendl
Krendl Krendl Sachnoff & Way
370 Seventeen Street, Suite 5350
Denver, Colorado 80202

Holder:             Jacob Baum
3401 Armstrong Ave.
Dallas, Texas 75205

b. Governing Law. This Note is entered into in Denver, Colorado and its validity, construction and performance shall be governed in all respects by the laws of such state.

c. Assignment. This Note is issued pursuant to the Merger Agreement dated as of the date hereof, by and among Maker, Premier Data Services Acquisition, Inc., FuGEN, Inc. and the stockholders of FuGEN, Inc. This Note and the obligations hereunder may not be assigned or transferred to any person or party by Maker without the prior written consent of Holder, which may be withheld in the sole and absolute discretion of Holder. Holder may assign or transfer its rights and obligations to any person or party at any time; provided that any successor party shall have all rights and obligations of Holder hereunder.

d. Waiver. The parties hereto, including Maker and any guarantors, endorsers, successors, and assigns hereby waive demand, presentment, protest and notice of protest, diligence, and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

IN WITNESS WHEREOF, Maker has caused this Note to be duly executed, as of the date first set forth above.

PREMIER DATA SERVICES, INC.

By:  /s/ Richard Souders
       Richard Souders, President & CEO

PROMISSORY NOTE

                    December 31, 2006                                                                                                                                          $220,989.88

FOR VALUE RECEIVED, in accordance with the terms of a Debtor Restructuring Agreement of even date (the "Debt Restructuring Agreement'), PREMIER DATA SERVICES, INC., a Delaware corporation ("Maker"), promises to pay to the order of SAGEBROOK TECHNOLOGY PARTNERS, L.P. ("Holder"), the principal sum of TWO HUNDRED TWENTY THOUSAND NINE HUNDRED EIGHTY-NINE AND EIGHTY-EIGHT/ONEHUNDREDTHS DOLLARS ($220,989.88), together with interest thereon as calculated below, at the rate herein specified. This Promissory Note ("Note") replaces a prior note in accordance with the terms of the Debt Restructuring Agreement, and all security for the prior note continues in effect for this Note. .

1.           Payment Terms. Maker shall make monthly payments of principal and accrued interest on the unpaid principal balance of FIVE THOUSAND FOUR HUNDRED AND TWO DOLLARS ($5,402.00) on the last business day of each month commencing January 31, 2007 (the "monthly payments").

2.           Interest. The unpaid principal balance and accrued but unpaid interest, from time to time outstanding hereunder shall bear interest from and after the date hereof until maturity at a rate of eight and one-half percent (8 ½ %) per annum, accrued and compounded annually on each December 31 of each year during the term hereof.

           3.           Manner of Payment. Except as provided in paragraph 6 below, all amounts due pursuant to this Note shall be paid in cash or other immediately available funds to Holder at the address set forth below or at such other place as Holder may designate in writing, from time to time, in accordance with the provisions set forth below.

4.           Prepayment. At anytime prior to a written notice of conversion of this Note by Holder pursuant to paragraph 6 hereof, Maker, without the consent of Holder, may prepay this Note in whole or in part without any prepayment penalty, premium or fee.

5.           Payment in Full. This Note shall terminate upon payment of the full principal amount outstanding hereunder, together with all interest accrued thereon.

6.           Conversion. Holder may, at Holder's option, upon 45 days written notice, convert all, but not part, of the outstanding balance of this Promissory Note into Pubco Common Stock (as that term is defined in the Debt Restructuring Agreement) at a conversion ratio of ONE DOLLAR ($1.00) per share in accordance with the terms of the Debt Restructuring Agreement.

7.           Default. This Note shall be in default if Maker fails to cure, within sixty (60) days of receipt of written notice from Holder of default,. its failure to make payment of principal or interest due under this Note when the same becomes due and payable. In the event of default, the entire remaining principal and accrued interest of the Note shall become immediately due and payable.

8.           Security Interest. This Note is secured by a security interest in all of the assets of the Maker pursuant to a security agreement dated March 18, 2002, which remains in full force and effect. The Holder agrees to subordinate its rights pursuant to this security agreement to any institutional loan pursuant to such institutional lender's standard subordination agreement.

9.           Miscellaneous.

a. Notice. Any and all notices, requests, consents, payments or other communications permitted or required to be given under the terms of this Note will be deemed delivered when delivered personally, mailed with proper postage, or sent by a nationally-recognized overnight courier to the respective party at the following addresses:

Maker:             Premier Data Services, Inc.
2 Inverness Drive East, Suite 100
Englewood, Colorado 80112

Copy to:           James R. Krendl
Krendl Krendl Sachnoff & Way
370 Seventeen Street, Suite 5350
Denver, Colorado 80202

Holder:             Jacob Baum
3401 Armstrong Ave.
Dallas, Texas 75205

b. Governing Law. This Note is entered into in Denver, Colorado and its validity, construction and performance shall be governed in all respects by the laws of such state.

c. Assignment. This Note is issued pursuant to the Merger Agreement dated as of the date hereof, by and among Maker, Premier Data Services Acquisition, Inc., FuGEN, Inc. and the stockholders of FuGEN, Inc. This Note and the obligations hereunder may not be assigned or transferred to any person or party by Maker without the prior written consent of Holder, which may be withheld in the sole and absolute discretion of Holder. Holder may assign or transfer its rights and obligations to any person or party at any time; provided that any successor party shall have all rights and obligations of Holder hereunder.

d. Waiver. The parties hereto, including Maker and any guarantors, endorsers, successors, and assigns hereby waive demand, presentment, protest and notice of protest, diligence, and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

IN WITNESS WHEREOF, Maker has caused this Note to be duly executed, as of the date first set forth above.

PREMIER DATA SERVICES, INC.

By:  /s/ Richard Souders
       Richard Souders, President & CEO